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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                         OIL STATES INTERNATIONAL, INC.
             (Exact Name of Registrant as Specified in its Charter)


                DELAWARE                                  76-0476605
(State of Incorporation or Organization)       (IRS Employer Identification No.)


                               THREE ALLEN CENTER
                           333 CLAY STREET, SUITE 3460
                              HOUSTON, TEXAS 77002
              (Address of Principal Executive Offices and Zip Code)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [X]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

Securities Act registration statement file number to which this form relates:
333-43400.
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Securities to be registered pursuant to Section 12(b) of the Act:

     Title of Each Class                        Name Of Each Exchange On Which
     -------------------                        ------------------------------
     To Be So Registered                        Each Class Is To Be Registered

Common Stock, par value $.01 per share        New York Stock Exchange


Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
                                (Title of Class)

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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT


ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The class of securities to be registered hereby is the common stock, par value $.01 per share (the "Common Stock"), of Oil States International, Inc., a Delaware corporation (the "Company").

         A description of the Company's Common Stock will be set forth under the caption "Description of Capital Stock" in the prospectus to be filed by the Company pursuant to Rule 424(b) under the Securities Act of 1933, as amended, which prospectus will constitute a part of the Company's Registration Statement on Form S-1, as amended (Registration No. 333-43400) (the "Form S-1 Registration Statement") initially filed with the Securities and Exchange Commission on August 10, 2000. Such prospectus, in the form in which it is so filed, shall be deemed to be incorporated herein by reference.

ITEM 2.   EXHIBITS.

Exhibit
Number
-------

   1. Form of Amended and Restated Certificate of Incorporation of the Registrant -- incorporated herein by reference to Exhibit 3.1 to the Form S-1 Registration Statement

   2. Form of Amended and Restated Bylaws of the Registrant -- incorporated herein by reference to Exhibit 3.2 to the Form S-1 Registration Statement

   3. Form of Common Stock Certificate -- incorporated herein by reference to Exhibit 4.1 to the Form S-1 Registration Statement

   4. Form of Amended and Restated Registration Rights Agreement of the Registrant -- incorporated herein by reference to Exhibit 4.2 to the Form S-1 Registration Statement.

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                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                           OIL STATES INTERNATIONAL, INC.



Date: February 5, 2001                     By:    /s/ CINDY B. TAYLOR
                                                  ------------------------------
                                           Name:  Cindy B. Taylor
                                           Title: Senior Vice President and
                                                  Chief Financial Officer

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                                  Exhibit Index


Exhibit
Number:   Description:
-------   ------------

   1. Form of Amended and Restated Certificate of Incorporation of the Registrant -- incorporated herein by reference to Exhibit 3.1 to the Form S-1 Registration Statement

   2. Form of Amended and Restated Bylaws of the Registrant -- incorporated herein by reference to Exhibit 3.2 to the Form S-1 Registration Statement

   3. Form of Common Stock Certificate -- incorporated herein by reference to Exhibit 4.1 to the Form S-1 Registration Statement

   4. Form of Amended and Restated Registration Rights Agreement of the Registrant -- incorporated herein by reference to Exhibit 4.2 to the Form S-1 Registration Statement.

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